                                                                          Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-42133 and Post-Effective Amendment No. 1 to Registration Statement No. 333-42133 of Ingersoll-Rand Company Limited on Form S-8 of our report dated June 27,2003, appearing in this Annual Report on Form 11-K of Ingersoll-Rand Company Savings and Stock Investment Plan for the year ended December 31, 2002.

/s/  Deloitte & Touche LLP
Deloitte & Touche LLP
Parsippany, New Jersey
June 27, 2003